UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2005

Item 1. Report to Stockholders.


Calvert Municipal Fund, Inc.

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
12

Report of Independent Registered Public Accounting Firm
14

Schedules of Investments
15

Statements of Assets and Liabilities
20

Statements of Operations
21

Statements of Changes in Net Assets
22

Notes to Financial Statements
24

Financial Highlights
29

Explanation of Financial Tables
31

Proxy Voting and Availability of Quarterly Portfolio Holdings
33

Basis for Board's Approval of Investment Advisory Contract
33

Director and Officer Information Table
38

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Dear Shareholder:

Over the past 12 months, the U.S. economy and fixed-income markets have proved remarkably resilient while facing challenges from higher energy prices, the ongoing war in Iraq, rising interest rates and the devastating effects of Hurricanes Katrina, Rita and Wilma. Calvert responded to the Gulf coast hurricanes with both humanitarian and financial assistance, and by crafting the "Katrina Principles" (learn more at www.calvert.com) that serve as guidelines to support sustainable rebuilding in the Gulf region.

In 2005, the Federal Reserve continued its campaign of quarter-point short-term interest rate increases to offset potential inflation, raising the Fed funds rate eight times to a still-moderate 4.25%. As a result, money market rates kept pace with the hikes and the average money market fund returned 2.4% for the year.1

The Impact of Rate Increases

Typically, as interest rates rise, bond prices--and the value of bond funds--decline. Short-term and, to a lesser extent, intermediate-term bond rates did rise during the year. But yields of longer-dated maturities remained largely flat before falling slightly at the end of the year--although this was more true of corporate bonds than municipals. In fact, looking at the broader indices, municipals outperformed taxable bonds in 2005, even before adjusting for taxes.2

Overall, positive bond returns were generated from income and price appreciation. Given the market's current anomalies, and the Fed's recent signals that it may be nearly done raising short-term interest rates, many bond fund investors are wondering where the market is headed over the next year.

A Long-Term, Disciplined Outlook

While no one can answer this question definitively, we believe that in any market environment, and particularly in challenging ones, it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds.

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.™ This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert embarks on our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2006

1. iMoneyNet, "Low Long-Term Rates Hurt Bond Funds," Wall Street Journal, January 5, 2006
2. Lehman Brothers Municipal Bond Index returned 3.5% during 2005 versus 2.4% for the Lehman Brothers Aggregate Bond Index.

Calvert National Municipal
Intermediate Fund

Performance

For the 12-month reporting period ended December 31, 2005, Calvert National Municipal Intermediate Fund Class A shares (at NAV) returned 1.87%. The benchmark Lehman Municipal 7-Year Bond Index returned 1.72%. For the same period, the Fund's peer group, the Lipper Intermediate Municipal Debt Funds Average, returned 1.62%.

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

In 2005, total municipal bond issuance in the U.S. reached a record-breaking $408 billion, as long-term interest rates remained stubbornly low in the face of short-term interest rate hikes.3 Bond issuers continued to take advantage of the low level of long-term rates to address new financing needs as well as to refinance their higher-rate debt.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

During 2005, we maintained the Fund's defensive shorter-duration strategy, since we felt that economic growth would remain strong and the FOMC would continue to raise the Fed fund rate. New Fund purchases were also concentrated on higher-quality securities in light of the narrow interest-rate spreads on lower-rated municipal bonds.

Our relative-value trading style aided Fund performance. (This style is characterized by our purchasing attractive bonds that are priced cheaply relative to other similar securities -- and selling issues that appear overpriced compared with what is available in the marketplace.) However, the Fund's allocation to shorter-maturity bonds (in the three- to seven- year maturity range) detracted from performance. At the beginning of the reporting period, the Fund's duration was just under four years, and by the end of the period was slightly longer than four years. This duration was still relatively short given the Fund's typical range of 4.5 to 6.5 years.

Going forward

Municipal bond issuance is expected to remain strong in 2006, buoyed by new issuance and further refinancing of higher-rate debt. Our portfolio credit quality remains high, with 79% of the Fund invested in AAA-rated securities.

There is intense debate in the market about the degree to which the FOMC has to continue raising the Fed funds rate in order to keep inflation and inflation expectations anchored. We are also aware that a pause in Fed tightening does not necessarily mean the end of Fed tightening in the current rate cycle. A pause might simply signal a time for the Fed to assess the effects of previous interest-rate hikes and to survey incoming economic data.

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which are currently very low.

We believe the Fund is well positioned given our outlook for economic growth and higher rates.

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month T-Bill yield rose from 2.22% to 4.08%.
2. Testimony before Congress on February 16, 2005.
3. Bond-issuance figures provided by Merrill Lynch.

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle
Dan Hayes

Fund
Information

asset allocation
intermediate

tax-exempt bonds

NASDAQ symbol
National CINMX

CUSIP number
National 131616-20-3

Portfolio
statistics
weighted
average maturity
National Intermediate
12.31.05	8 years
12.31.04	6 years

effective duration
National Intermediate
12.31.05	4.14 years
12.31.04	3.88 years

monthly
dividend yield
National Intermediate
12.31.05	3.26%
12.31.04	3.11%

30 day SEC yield
National Intermediate
12.31.05	3.20%
12.31.04	2.67%

Economic Sectors
(% of Total Investments)

Airport	4.9%
Development	2.7%
Education	17.4%
Facilities	8.2%
General Obligation	5.6%
General Revenue	15.7%
Housing	4.0%
Medical	14.5%
Pollution Control	7.3%
Transportation	11.4%
Utilities	8.3%

Total	100%

National Intermediate
average annual
total return
as of 12.31.05
1 year	(1.03%)
5 year	3.69%
10 year	4.28%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

Calvert California Limited-Term Municipal Fund

Performance

For the 12-month reporting period ended December 31, 2005, Calvert California Limited-Term Municipal Fund Class A shares (at NAV) returned 0.76%, versus the benchmark Lehman 1-Year and 3-Year Municipal Bond Index returns of 1.49%, and 0.87%, respectively. The peer-group Lipper California Short-Intermediate Municipal Debt Funds Average returned 2.12%. Note that the Lipper Average includes funds with average durations of approximately three to six years, while the Fund's duration typically ranges from one to two years. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.)

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

In 2005, total municipal bond issuance in the U.S. reached a record-breaking $408 billion, as long-term interest rates remained stubbornly low in the face of short-term interest rate hikes. Bond issuers continued to take advantage of the low level of long-term rates to address new financing needs as well as to refinance their higher-rate debt. Of the $408 billion issuance, California represented 14%. Over half of California bonds issued in 2005 refinanced existing debt.3

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality.

Through the reporting period

Interest rates on short-term California municipal bonds gradually increased during the year, as the Fed funds rate was raised at each FOMC meeting. However, longer-term California municipal bond rates remained flat or declined, causing longer-duration funds to outperform those of shorter duration. Because we seek to limit Fund share-price volatility, we kept duration between 1.5 and 1.7 years throughout the reporting period. The Fund lacks exposure to longer-term municipal notes and bonds and therefore did not benefit from the price appreciation of these securities.

On a positive note, tax-exempt income in the Fund increased with the rise in short-term rates, benefiting from increasing rates on the Fund's strong allocation to variable-rate demand notes, whose rates adjust with changes in short-term rates. In addition, tax-exempt income increases as the Fund reinvests maturing issues into bonds with higher interest rates.

Going forward

Fund managers remain slightly defensive from an interest-rate standpoint since economic growth has been so resilient. We will also remain defensive from a credit-quality standpoint until the yield spread between higher-rated and lower-rated bonds widens and the Fund can be adequately compensated for purchasing lower-rated bonds. We believe municipal-bond issuance should continue to be robust in 2006.

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which are currently very low.

We believe the Fund is well positioned given our outlook for economic growth and higher rates.

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2005 the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month T-Bill yield rose from 2.22% to 4.08%.

2. Testimony before Congress on February 16, 2005.

3. Bond-issuance figures provided by Merrill Lynch.

Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 1%.

Portfolio Managers

Thomas A. Dailey
James B. O'Boyle
Dan Hayes

Fund
Information

asset allocation
short-intermediate

tax-exempt bonds

NASDAQ symbol

California CCIMX

CUSIP number

California 131616-10-4

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.05)

	California	Lehman	Lehman	Lipper CA Short-
	Limited-Term	3-Year	1-Year	Intermediate
	Municipal	Municipal Bond	Municipal Bond	Debt Funds
	Fund	Index TR	Index TR	Average
1 year	0.76%	0.87%	1.49%	2.12%
5 year*	3.01%	3.70%	2.76%	3.21%
10 year*	3.90%	4.18%	3.58%	3.61%

Total return at NAV does not reflect the deduction of the Fund's 1.00% front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Economic Sectors
(% of Total Investments)

Development	13.0%
Education	13.2%
Facilities	6.8%
General Obligation	6.1%
General Revenue	13.2%
Housing	3.8%
Medical	7.0%
Transportation	27.4%
Utilities	9.5%

Total	100%

California Limited-Term
average annual
total return

as of 12.31.05
1 year	(0.19%)
5 year	2.80%
10 year	3.79%

Growth of a hypothetical $10,000 investment

Average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 1.00%. (Effective December 31, 2003, the Fund reduced its sales charge from 2.75% to 1.00%) No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

Portfolio
statistics

weighted
average maturity
California Limited-Term
12.31.05	1.90 years
12.31.04	1.45 years

effective duration
California Limited-Term
12.31.05	1.58 years
12.31.04	1.40 years

monthly
dividend yield
California Limited-Term
12.31.05	2.35%
12.31.04	1.10%

30 day SEC yield
California Limited-Term
12.31.05	2.66%
12.31.04	1.54%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05
National Fund
Actual	$1,000.00	$1,003.80	$4.63
Hypothetical	$1,000.00	$1,020.58	$4.67
(5% return per year before expenses)

California Fund
Actual	$1,000.00	$1,003.90	$4.55
Hypothetical	$1,000.00	$1,020.67	$4.58
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, and 0.90% for National Fund and California Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors and
Shareholders of Calvert Municipal Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the National Municipal Intermediate Portfolio and California Limited-Term Municipal Portfolio (formerly California Municipal Intermediate Portfolio), including the schedules of investments, each of a series of Calvert Municipal Fund, Inc., (the "Funds"), as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Municipal Intermediate Portfolio and California Limited-Term Municipal Portfolio, as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
February 21, 2006

National Fund
Schedule of Investments
December 31, 2005

	Principal
Municipal Obligations - 100.3%	Amount	Value
Alabama - 7.2%
Alabama State Board of Education Revenue Bonds,
5.00%, 5/1/17	$1,930,000	$2,077,935
Homewood Alabama Educational Building Authority Revenue Bonds,
5.25%, 12/1/15	1,220,000	1,332,118
Montgomery Alabama BMC Special Care Facilities Financing Authority
Revenue Bonds, STEP, 0.00%, 11/15/10	2,000,000	1,925,680

Arkansas - 1.3%
Greene County Arkansas Sales and Use Tax Revenue Bonds,
4.75%, 6/1/11	890,000	944,370

California - 2.7%
California State Pollution Control Financing Authority Revenue VRDN,
3.60%, 6/1/11 (r)	200,000	200,000
Long Beach California Harbor Revenue Bonds, 5.00%, 5/15/10	1,680,000	1,775,743

Colorado - 2.9%
Lakewood City Colorado Plaza Metropolitan District Public Number 1
Tax Allocation and Revenue Bonds, 7.375%, 12/1/13	2,000,000	2,184,360

Florida - 5.2%
Dade County Florida Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08	1,000,000	1,056,090
Sunrise Florida Utility Systems Revenue Bonds,
5.50%, 10/1/18	2,500,000	2,831,200

Georgia - 2.9%
George L Smith II Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,155,960

Illinois - 2.2%
Chicago Illinois Development Tax Allocation Bonds,
6.25%, 11/15/13	1,500,000	1,655,085

Kansas - 4.3%
Butler County Kansas Unified School District GO Bonds,
5.00%, 9/1/20	1,055,000	1,126,012
Geary County Kansas Unified School District GO Bonds,
5.25%, 9/1/19	1,900,000	2,087,207

Kentucky - 1.4%
Kentucky Housing Corp. Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100) (r)	1,000,000	1,025,770

Louisiana - 1.4%
New Orleans Louisiana Audubon Commission GO Bonds,
5.00%, 10/1/13	1,000,000	1,066,030

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 0.4%
Cecil County Maryland Health Department COPs,
7.875%, 7/1/14	$316,000	$317,713

Massachusetts - 2.7%
Massachusetts State Housing Finance Agency Revenue Bonds:
3.85%, 6/1/08	1,500,000	1,500,015
5.40%, 12/1/23	480,000	493,598
Michigan - 1.4%
Detroit Michigan GO Bonds, 5.00%, 4/1/18	1,000,000	1,066,300

Mississippi - 1.4%
Mississippi State Development Bank SO Revenue Bonds,
5.00%, 1/1/18	1,000,000	1,071,850

Missouri - 3.5%
St. Louis County Missouri Convention and Sports Facility Revenue
Bonds, 5.25%, 8/15/10	2,000,000	2,146,680
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	497,434

New Jersey - 6.0%
New Jersey State Transit Corporation Revenue Bonds,
5.50%, 9/15/12	2,000,000	2,199,800
New Jersey State Transportation Authority Revenue Bonds:
6.50%, 6/15/11 (Series B, Prerefunded)	745,000	852,973
6.50%, 6/15/11 (Series B, Unrefunded Balance)	1,255,000	1,428,805

New York - 1.6%
New York State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,154,910

Ohio - 7.1%
Hancock County Ohio GO Bonds, 5.00%, 12/1/19	1,925,000	2,076,382
Ohio State Building Authority Revenue Bonds, 5.00%, 4/1/20	1,600,000	1,685,840
Ohio State Water Development Authority Revenue Bonds,
5.00%, 12/1/12	1,425,000	1,541,209

Oklahoma - 7.0%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,252,870
Oklahoma State Industries Authority Revenue Bonds,
5.50%, 8/15/09	2,760,000	2,943,374

Oregon - 1.8%
Oregon State Department of Administrative Services COPs,
5.00%, 5/1/17	1,235,000	1,325,649

	Principal
Municipal Obligations - Cont'd	Amount	Value
Pennsylvania - 9.3%
Allegheny County Pennsylvania Airport Authority Revenue Bonds,
5.75%, 1/1/09	$2,000,000	$2,101,580
Ridley Park Pennsylvania Hospital Authority Revenue Bonds,
6.00%, 12/1/13	1,000,000	1,092,550
South Wayne County Pennsylvania Water and Sewer Authority
Revenue Bonds:
5.95%, 10/15/10	670,000	735,439
5.95%, 10/15/11	730,000	809,694
5.95%, 10/15/12	285,000	318,305
York County Pennsylvania Solid Waste and Refuse Authority
Revenue Bonds, 5.50%, 12/1/12	1,655,000	1,834,816

Puerto Rico - 1.6%
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds, 6.25%, 7/1/13	1,000,000	1,167,160

South Carolina - 3.4%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.25%, 1/1/10	2,415,000	2,558,620

Tennessee - 3.3%
Knox County Tennessee Health Educational and Housing Facilities
Revenue Bonds, 7.25%, 1/1/09	1,250,000	1,381,950
Memphis-Shelby County Tennessee Airport Authority Revenue Bonds,
6.25%, 2/15/09	1,000,000	1,074,700

Texas - 12.4%
Amarillo Texas Health Facilities Corp. Revenue Bonds,
5.50%, 1/1/12	2,710,000	2,953,683
Bexar County Texas State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,180,720
Houston Texas Hotel Occupancy Tax and Special Revenue
Bonds, 5.75%, 9/1/12	2,100,000	2,319,702
Mesquite Texas Independent School District No 1 GO Bonds,
Zero Coupon, 8/15/19	500,000	263,190
North Forest Texas Independent School District GO Bonds,
6.25%, 8/15/16	1,500,000	1,504,335

Vermont - 2.1%
University of Vermont and State Agriculture College Revenue Bonds,
5.00%, 10/1/19	1,265,000	1,363,075
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN, 3.54%, 10/1/30 (r)	200,000	200,000

Virginia - 2.6%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	750,000	818,610
Virginia Pocahontas Parkway Association Revenue Bonds, Zero Coupon,
8/15/06	1,150,000	1,110,003

	Principal
Municipal Obligations - Cont'd	Amount	Value
West Virginia - 1.2%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (r)	$992,500	$928,871

Total Investments (Cost $73,031,977) - 100.3%		74,715,965
Other assets and liabilities, net - (0.3%)		(205,812)
Net Assets - 100%		$74,510,153

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
5 Year U.S. Treasury Notes	43	3/06	$4,572,781	($14,516)
10 Year U.S. Treasury Notes	65	3/06	7,111,406	(49,365)
				($63,881)

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Abbreviations:

COPs: Certficates of Participation
GO: General Obligation
IDA: Industrial Development Authority
SO: Special Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future dates(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

California Fund
Schedule of Investments
December 31, 2005

	Principal
Municipal Obligations - 90.2%	Amount	Value
California State Department of Transportation Revenue Bonds,
3.00%, 2/1/06	$1,000,000	$999,970
California State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	310,000	324,465
6.00%, 12/1/10 (Prerefunded)	430,000	480,714
6.00%, 12/1/10 (Unrefunded Balance)	570,000	635,915
California State Economic Recovery GO Bonds, 5.00%,
7/1/23 (mandatory put, 7/1/07 @ 100)(r)	1,000,000	1,023,880
California State GO Bonds, 5.00%, 3/1/07	900,000	916,884
California State Public Works Board Revenue Bonds,
5.00%, 6/1/07	1,000,000	1,022,280
California State University Channel Islands Financing Authority
Revenue Bonds, 3.15%, 8/1/31 (mandatory put,
8/1/08 @ 100)(r)	1,000,000	991,350
California Statewide Communities Development Authority Revenue
Bonds, 4.00%, 6/30/06	1,000,000	1,003,370
California Statewide Communities Development Authority Revenue
COPs, 6.00%, 6/1/08	1,000,000	1,061,850
Central California Unified School District COPs, 2.00%,
2/1/24 (mandatory put, 2/1/06 @ 100)(r)	1,000,000	998,370
Freemont California COPs, 3.50%, 8/1/25 (r)	945,000	945,000
Long Beach California Harbor Revenue Bonds, 5.00%, 5/15/09	1,000,000	1,046,830
Los Angeles California MFH Revenue Bonds, 5.85%, 12/1/27
(mandatory put, 12/1/07 @ 100)	565,000	577,029
Port of Oakland California Revenue Bonds, 5.50%, 11/1/08	1,000,000	1,052,870
Southern California Rapid Transit District Special Assessment
Revenue Bonds, 5.90%, 9/1/07	1,000,000	1,043,090
Sulphur Springs California Union School District COPs, 3.10%,
3/1/27 (mandatory put, 9/1/09 @ 100)(r)	1,000,000	986,880

Total Investments (Cost $15,122,999) - 90.2%		15,110,747
Other assets and liabilities, net - 9.8%		1,648,090
Net Assets - 100%		$16,758,837

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

Abbreviations:

COPs : Certificates of Participation
GO: General Obligation
MFH: Multi-Family Housing

See notes to financial statements.

Statements of Assets and Liabilities
December 31, 2005

	National	California
Assets	Fund	Fund
Investments in securities, at value
(Cost $73,031,977 and $15,122,999, respectively) -
see accompanying schedules	$74,715,965	$15,110,747
Cash	27,680	41,261
Receivable for securities sold	--	1,477,560
Receivable for shares sold	37,240	--
Receivable for futures variation margin	13,188	--
Interest and dividends receivable	1,001,897	163,547
Other assets	69,080	1,022
Total assets	75,865,050	16,794,137

Liabilities
Payable for shares redeemed	1,272,718	2,000
Payable to Calvert Asset Management Co., Inc.	52,330	13,997
Payable to Calvert Administrative Services Company	7,068	2,178
Payable to Calvert Shareholder Services, Inc.	571	155
Accrued expenses and other liabilities	22,210	16,970
Total liabilities	1,354,897	35,300
Net Assets	$74,510,153	$16,758,837

Net Assets Consist of:
Paid in capital applicable to 6,966,543 and 1,631,633 shares, respectively, of common stock outstanding; $0.01 par value, 250,000,000 shares authorized	$72,893,672	$16,754,494
Undistributed net investment income	100,815	4,810
Accumulated net realized gain (loss) on investments	(104,441)	11,785
Net unrealized appreciation (depreciation) on investments	1,620,107	(12,252)

Net Assets	$74,510,153	$16,758,837

Net Asset Value Per Share	$10.70	$10.27

See notes to financial statements.

Statements of Operations
Year Ended December 31, 2005

	National	California
Net Investment Income	Fund	Fund
Investment Income:
Interest income	$3,400,446	$634,704

Expenses:
Investment advisory fee	471,114	123,615
Transfer agency fees and expenses	77,220	17,061
Accounting fees	22,431	11,439
Directors' fees and expenses	4,810	1,237
Administrative fees	78,544	20,598
Custodian fees	19,742	7,744
Registration fees	24,219	2,409
Reports to shareholders	14,480	6,642
Professional fees	18,390	17,737
Miscellaneous	11,175	6,683
Total expenses	742,125	215,165
Reimbursement from Advisor	--	(18,311)
Fees waived	(6,753)	(7,314)
Fees paid indirectly	(7,126)	(4,117)
Net expenses	728,246	185,423

Net Investment Income	2,672,200	449,281

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	(50,219)	16,142
Futures	208,305	--
	158,086	16,142

Change in unrealized appreciation (depreciation) on:
Investments	(1,462,367)	(310,604)
Futures	21,050	--
	(1,441,317)	(310,604)

Net Realized and Unrealized
Gain (Loss)	(1,283,231)	(294,462)

Increase (Decrease) in Net Assets
Resulting from Operations	$1,388,969	$154,819

See notes to financial statements.

National Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$2,672,200	$2,780,653
Net realized gain (loss)	158,086	363,042
Change in unrealized appreciation or (depreciation)	(1,441,317)	(1,611,339)

Increase (Decrease) in Net Assets
Resulting from Operations	1,388,969	1,532,356

Distributions to shareholders from:
Net investment income	(2,634,381)	(2,745,566)
Net realized gain	(599,636)	(29,194)
Total distributions	(3,234,017)	(2,774,760)

Capital share transactions:
Shares sold	10,163,770	9,847,144
Reinvestment of distributions	2,862,392	2,428,000
Redemption fees	533	5
Shares redeemed	(16,915,874)	(15,396,355)
Total capital share transactions	(3,889,179)	(3,121,206)

Total Increase (Decrease) in Net Assets	(5,734,227)	(4,363,610)

Net Assets
Beginning of year	80,244,380	84,607,990
End of year (including undistributed net investment income
of $100,815 and $63,030, respectively)	$74,510,153	$80,244,380

Capital Share Activity
Shares sold	935,334	894,410
Reinvestment of distributions	264,932	221,418
Shares redeemed	(1,564,461)	(1,400,977)
Total capital share activity	(364,195)	(285,149)

California Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$449,281	$379,885
Net realized gain (loss)	16,142	(4,431)
Change in unrealized appreciation or (depreciation)	(310,604)	(102,341)

Increase (Decrease) in Net Assets
Resulting from Operations	154,819	273,113

Distributions to shareholders from:
Net investment income	(449,165)	(378,256)
Net realized gain	--	--
Total distributions	(449,165)	(378,256)

Capital share transactions:
Shares sold	1,276,075	2,705,632
Reinvestment of distributions	328,140	265,775
Shares redeemed	(6,710,769)	(5,041,804)
Total capital share transactions	(5,106,554)	(2,070,397)

Total Increase (Decrease) in Net Assets	(5,400,900)	(2,175,540)

Net Assets
Beginning of year	22,159,737	24,335,277
End of year (including undistributed net investment
income of $4,810 and $4,768, respectively)	$16,758,837	$22,159,737

Capital Share Activity
Shares sold	123,367	258,978
Reinvestment of distributions	31,797	25,490
Shares redeemed	(650,598)	(481,876)
Total capital share activity	(495,434)	(197,408)

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Municipal Fund, Inc. is comprised of a municipal intermediate portfolio (National) and a municipal short-term portfolio (California). Each of the Portfolios, collectively the "Fund," is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The operations of each Portfolio are accounted for separately. Class A shares are sold with a maximum front-end sales charge of 2.75% and 1.00% for National and California, respectively.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Other securities for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (National) or five days of purchase (California) in the same Portfolio. The redemption fee is paid to the Portfolio, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Portfolio: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion.

The Advisor has contractually agreed to limit net annual portfolio operating expenses for California through April 30, 2006. The contractual expense cap is 0.90%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Portfolio. For the year ended December 31, 2005, CASC waived $6,753 and $7,314 of its fee for the National and California Portfolios, respectively.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Portfolio. The Distributor currently does not charge any Distribution Plan expenses. For the year ended December 31, 2005, CDI received $12,307 and $178 as its portion of commissions charged on sales of the National and California Portfolios, respectively.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $6,743 and $2,100 for the year ended December 31, 2005 for the National and California Portfolios, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Director fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	National	California
Purchases	$74,164,386	$11,178,500
Sales	69,430,078	10,072,947

The following table presents the cost of investments owned at December 31, 2005 for federal income tax purposes and the components of net unrealized appreciation (depreciation) at December 31, 2005.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
National	$72,941,502	$1,774,463	$1,919,798	($145,335)
California	15,122,895	(12,148)	130,674	(142,822)

National intends to elect to defer post-October losses of $168,322 to the calendar year ending December 31, 2006. Such losses, if unutilized, will expire in 2014.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

National
	2005	2004
Distributions paid from:
Tax-exempt income	$2,632,885	$2,745,051
Ordinary income	1,530	515
Long-term capital gain	599,602	29,194
Total	$3,234,017	$2,774,760

California
	2005	2004
Distributions paid from:
Tax-exempt income	$449,165	$378,256
Long-term capital gain	--	--
Total	$449,165	$378,256

As of December 31, 2005, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

	National	California
Undistributed tax-exempt income	$10,340	$4,706
Undistributed long-term capital gain	--	11,785
Unrealized appreciation (depreciation)	1,774,463	(12,148)
Total	$1,784,803	$4,343

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of market discount for federal tax purposes for California and the recharacterization of distributions for National.

	National	California
Undistributed net investment income	($34)	($74)
Accumulated net realized gain (loss)	34	74

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are due to the treatment of market discounts for California and National. They are also due to the treatment of futures contracts for federal tax purposes and the deferral of post-October capital losses for National.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the year ended December 31, 2005, purchases and sales transactions were:

	National	California
Purchases	$19,535,000	$5,800,000
Sales	22,420,000	6,200,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2005.

For the year ended December 31, 2005 borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
National	$26,406	3.62%	$3,063,566	January 2005
California	12,786	3.44%	923,890	February 2005

Tax Information (Unaudited)

National designates $599,602 as capital gain dividends paid during the calendar year ended December 31, 2005. This Fund also designates $2,632,885 as exempt-interest dividends paid during the calendar year ended December 31, 2005.

California Limited-Term designates $449,165 as exempt-interest dividends paid during the calendar year ended December 31, 2005.

National Fund
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$10.95	$11.11	$11.10
Income from investment operations
Net investment income	.37	.37	.38
Net realized and unrealized gain (loss)	(.16)	(.16)	.08
Total from investment operations	.21	.21	.46
Distributions from
Net investment income	(.37)	(.37)	(.38)
Net realized gains	(.09)	**	(.07)
Total distributions	(.46)	(.37)	(.45)
Total increase (decrease) in net asset value	(.25)	(.16)	.01
Net asset value, ending	$10.70	$10.95	$11.11

Total return *	1.87%	1.94%	4.21%
Ratios to average net assets: A
Net investment income	3.40%	3.37%	3.43%
Total expenses	.95%	.94%	.94%
Expenses before offsets	.94%	.93%	.93%
Net expenses	.93%	.93%	.92%
Portfolio turnover	92%	40%	52%
Net assets, ending (in thousands)	$74,510	$80,244	$84,608

	Years Ended
	December 31,	December 31,
Class A Shares	2002	2001
Net asset value, beginning	$10.58	$10.64
Income from investment operations
Net investment income	.42	.45
Net realized and unrealized gain (loss)	.60	(.06)
Total from investment operations	1.02	.39
Distributions from
Net investment income	(.42)	(.45)
Net realized gains	(.08)	--
Total distributions	(.50)	(.45)
Total increase (decrease) in net asset value	.52	(.06)
Net asset value, ending	$11.10	$10.58

Total return *	9.90%	3.65%
Ratios to average net assets: A
Net investment income	3.86%	4.15%
Total expenses	.92%	.91%
Expenses before offsets	.91%	.91%
Net expenses	.90%	.90%
Portfolio turnover	71%	43%
Net assets, ending (in thousands)	$85,364	$77,323

California Fund
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$10.42	$10.47	$11.12
Income from investment operations
Net investment income	.23	.18	.32
Net realized and unrealized gain (loss)	(.15)	(.05)	(.14)
Total from investment operations	.08	.13	.18
Distributions from
Net investment income	(.23)	(.18)	(.33)
Net realized gain	--	--	(.50)
Total distributions	(.23)	(.18)	(.83)
Total increase (decrease) in net asset value	(.15)	(.05)	(.65)
Net asset value, ending	$10.27	$10.42	$10.47

Total return *	.76%	1.21%	1.61%
Ratios to average net assets: A
Net investment income	2.18%	1.68%	2.90%
Total expenses	1.04%	1.01%	.96%
Expenses before offsets	.92%	.91%	.94%
Net expenses	.90%	.90%	.93%
Portfolio turnover	63%	16%	98%
Net assets, ending (in thousands)	$16,759	$22,160	$24,335

	Years Ended
	December 31,	December 31,
Class A Shares	2002	2001
Net asset value, beginning	$10.60	$10.68
Income from investment operations
Net investment income	.38	.40
Net realized and unrealized gain (loss)	.52	(.08)
Total from investment operations	.90	.32
Distributions from
Net investment income	(.38)	(.40)
Total increase (decrease) in net asset value	.52	(.08)
Net asset value, ending	$11.12	$10.60

Total return *	8.63%	3.04%
Ratios to average net assets: A
Net investment income	3.47%	3.74%
Total expenses	.95%	.92%
Expenses before offsets	.93%	.92%
Net expenses	.91%	.89%
Portfolio turnover	30%	10%
Net assets, ending (in thousands)	$30,121	$27,971

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect the deduction of Class A front end sales charge and is not annualized for periods less than one year.

** Distribution was less than $.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund with respect to each of National and California (each, a "Portfolio") and the Advisor on December 7, 2005.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board of Directors considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with respect to each of the Portfolios with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Directors considered on a Portfolio-by-Portfolio basis the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolios, the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement for the Portfolios, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's management style and its performance in employing its investment strategies for each of the Portfolios, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to each Portfolio under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement with respect to each of the Portfolios, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report, which indicated the following:

National Municipal Intermediate Fund. For the one- and five-year annualized periods ended June 30, 2005, the Portfolio's performance was below the median of its peer group and for the three-year period ended June 30, 2005, the Portfolio's performance was at the median of its peer group. The Portfolio underperformed its Lipper index for the one-, three- and five-year periods. The Board took into account management's discussion of the Portfolio's performance, including its recent performance. Based upon their review, the Directors concluded that the Portfolio's performance is being addressed.

California Limited-Term Municipal Fund. For the one- and three-year annualized periods ended June 30, 2005, the Portfolio's performance was below the median of its peer group and for the five-year period ended June 30, 2005, the Portfolio's performance was above the median of its peer group. The Board took into account the current size of the Portfolio and its effect on the Portfolio's expenses, and consequently on the Portfolio's performance. The Board took into account management's discussion of the Portfolio's performance, including any actions proposed by management with respect to the Portfolio. Based upon their review, the Directors concluded that the Portfolio's performance is being addressed.

In considering each Portfolio's fees and expenses, the Board of Directors compared each Portfolio's fees and total expense ratios with various comparative data for the funds in its respective peer group. Among other things, the data indicated the following:

National Municipal Intermediate Fund. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account waivers/expense reimbursements) and total expenses (net of any fee waivers/expense reimbursements and fees paid indirectly) were above the median of its peer group. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio and the other factors considered.

California Limited-Term Municipal Fund. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account waivers/expense reimbursements) and total expenses (net of any fee waivers/expense reimbursements and fees paid indirectly) were above the median of its peer group. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses, including the current size of the Portfolio. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to each of the Portfolios for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it receives with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also noted that the Advisor reimburses expenses of the Portfolios. The Directors also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board noted that each Portfolio's advisory fee contains breakpoints that will reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolios had not yet reached the specified asset level at which a breakpoint to their respective advisory fees would be triggered. The Board also noted that if a Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors. The Directors evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of each Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement would be in the interests of each Portfolio and its respective shareholders.

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(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
RICHARD L. BAIRD, JR. AGE: 57	Director	CMF 1992	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	26
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	CMF 1992	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE: 57	Director	CMF 1992	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 73	Director	CMF 1992	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 57	Director	CMF 1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 60	Director	CMF 1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 68	Director	CMF 1992	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 53	Director & President	CMF 1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 68	Director & Senior Vice President	CMF 1992	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 57	Director & Chair	CMF 1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1992	Senior Vice President, Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/04		Fiscal Year ended 12/31/05
	$	% *	$	% *

(a) Audit Fees	0%	$27,500	$29,700	0%
(b) Audit-Related Fees	0%	$0	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	0%	$4,620	$5,280	0%
(d) All Other Fees	0%	$0	$0	0%

Total	0%	$32,120	$34,980	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/04		Fiscal Year ended 12/31/05
$	% *	$	% *

$11,000	0%*	$10,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 9, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: March 2, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date: March 2, 2006